SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC 20549




                             FORM 8-K
                          CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): September 30, 1997




                      THE PANDA PROJECT, INC.
        (Exact name of registrant as specified in charter)


FLORIDA                      0-24030                 65-0323354
(State or other            (Commission              (IRS Employer
jurisdiction               File Number)             Identification
of incorporation)                                   Number)


901 Yamato Road
Boca Raton, Florida                             33431
(Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code:   561-994-2300





                  ___________________________________
    (Former name or former address, if changed since last report)

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Item 8.   Change in Fiscal Year
          ---------------------

On September 24, 1997, the Board of Directors of The Panda Project, Inc., a Florida corporation (the "Company"), determined to change the fiscal year of the Company from April 1 through March 31 to January 1 through December 31. The Company will file an annual report on Form 10-K with the Securities and Exchange Commission with audited financial statements for the transition period (April 1, 1997 through December 31, 1997).



Item 9.   Sales of Equity Securities Pursuant to Regulation S
          ----------------------------------------------------

On October 6, 1997, the Company issued 5,000 shares of Common Stock to Ballin & Partner. Such shares were issued in consideration of services having an agreed value of $30,000. Such shares were issued pursuant to an exemption from registration under Regulation S under the Securities Act of 1933; such issuance was made solely to non-U.S. persons in an offshore transaction and resale of such securities is restricted in the manner provided in Regulation S.

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                         SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE PANDA PROJECT, INC.




                                  By:     /s/  C. Daryl Hollis
                                     -----------------------------
                                     C.  Daryl Hollis
                                     Executive Vice President and
                                     Chief Financial Officer



Dated:  October 6, 1997